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[NEW YORK LIFE MAINSTAY(R) ANNUITIES LOGO]

                                APPLICATION FOR
                    SINGLE PREMIUM DEFERRED VARIABLE ANNUITY
                             AT AGE 80 OR 10 YEARS
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             TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A DELAWARE CORPORATION)             PLEASE PRINT OR TYPE
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1. WHO WILL BE THE OWNER OF THIS CONTRACT?

Name (First, M.I., Last)                          Date of Birth                   Male    Female    SS # or Tax ID #
                                                    Month     Day     Year        [  ]     [  ]

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Mailing Address-Street                            City                          State               Zip Code

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Tel. No. (day)                                    Tel. No. (eve)                                    Relationship to Annuitant:
(         )                                       (         )
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Joint Owner Name         Relationship to Owner    Date of Birth                   Male    Female    SS # or Tax ID #
(First, M.I., Last)                                  Month     Day     Year        [  ]     [  ]

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2. WHO WILL BE THE ANNUITANT? IF SAME AS OWNER, CHECK HERE [  ]. (IF OTHER THAN OWNER, COMPLETE THIS SECTION.)

Name (First, M.I., Last)                          Date of Birth                   Male    Female    SS # or Tax ID #
                                                    Month     Day     Year        [  ]     [  ]

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Mailing Address-Street                            City                          State               Zip Code            Tel. No.
                                                                                                                        (         )
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3. WHAT IS YOUR PREMIUM AMOUNT? (ATTACH CHECK PAYABLE TO NYLIAC, UNLESS INSTRUCTED OTHERWISE.)

     Premium Amount $
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4. WHO WILL BE THE PRIMARY BENEFICIARY(IES) OF THIS CONTRACT? NOTE: COMPLETE QUESTION 7 TO NAME A CONTINGENT BENEFICIARY.

Name:                                                                           Relationship to Owner:                  Percentage:

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Name:                                                                           Relationship to Owner:                  Percentage:

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5. WHAT IS THE PLAN TYPE? (COMPLETE ONE PLAN.)

[  ] NON-           Is this a 1035 Exchange   [ ] YES [ ] NO                    If yes, what is the Cost Basis?
     QUALIFIED      (If yes, submit from 18263)                                 $
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[  ] IRA            Current Year Contribution         Prior Year Contribution   Transfer Amount               Rollover Amount
[  ] SEP            $                   Year          $              Year       $                             $
                                            ----                         ----
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[  ] 403(b)         Transfer Amount                         NOTE: If this is an IRA/SEP transfer/rollover or 403(b) transfer, submit
     (TSA)          $                                             Request for IRA Transfer/Direct Rollover or 403(b) Transfer Form.
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6. IS THIS A REPLACEMENT OF A LIFE INSURANCE OR ANNUITY POLICY? (IF YES, COMPLETE THIS SECTION.)
Company Name                                                          Policy Number(s)              Estimated Contract Value
                                                                                                    $
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7. ARE THERE ADDITIONAL DETAILS?

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8. SIGNATURES  I/We acknowledge receipt of a current prospectus and agree that: (1) All of the statements in this application are true to the best of the knowledge and belief of those who made and recorded them. (2) This contract will-not become effective unless it is delivered to the Owner while the Annuitant is living. (3) Unless otherwise indicated below, the Owner of this contract is the Applicant. (4) Under penalties of perjury, the Taxpayer Identification Numbers provided on this application are certified to be correct. (5) I/We understand that the annuity is not backed or guaranteed by any bank or insured by the FDIC.
   BENEFITS BASED ON THE PERFORMANCE OF THE SEPARATE ACCOUNTS ARE VARIABLE AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT.

   Signed at
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                                                  City                                    State                         Date

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   Applicant (Owner)                              Annuitant (if other than Owner)         Joint Owner (if applicable)

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   Agent/Reg. Representative's Signature          Registered Representative (print name)  Registered Representative's Tel. No.

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   Registered Representative's State and License No.                                      Reg. Representative's NYLIAC Code No.

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   Broker/Dealer Name and Address                                                         Broker/Dealer Tel. No.

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200-596AL (7/2000)                                Printed on Recycled Paper